DAVID JONES & ASSOC., P.C.
Law Firm
395 Sawdust Road, #2148                                                                                                                                866-862-1719  (P)
The Woodlands, TX 77380                                                                                                                                877-639-0675  (F)

________________________________________________________________________________________________________________________________________

June 8, 2010

 VIA EDGAR
US Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

Re:         Timothy Plan.
File Nos. 811-08228 and 333-73248
Preliminary Proxy Statement

Ladies and Gentlemen:

On behalf of Timothy Plan (the “Trust”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the “1934 Act”) is Registrant's Preliminary Proxy Statement which will be used in connection with a special meeting of the shareholders of the Timothy Plan Defensive Strategies Fund (the “Fund”), a separate series of the Trust, to be held on Wednesday, July 7, 2010 (the “Special Meeting”).  This Preliminary Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy.  This information, including the Proxy Statement, will be mailed to the Trust’s shareholders on or about June 18, 2010.

The matters to be considered at the Special Meeting will be:

1.
Approval of a new investment sub-advisory agreement with Delaware Investments (“Delaware”) by the Fund's shareholders.  Delaware has been chosen by the Trust's Board of Trustees to manage the REIT investment portion of the Fund's securities portfolio.

2.	Certain amendments to the Principal Investment Strategies of the Fund to allow the Fund greater flexibility in attempting to achieve its investment objective.

3.	Such other business as may properly arise at the meeting.

Please direct all questions or comments regarding the foregoing to me at 866-862-1719.  Thank you for your consideration.

Sincerely,

DAVID JONES & ASSOC., P.C.

DAVID D. JONES, Esq.

CONFORMED SUBMISSION TYPE:	14APRE
PUBLIC DOCUMENT COUNT:	_________
CONFORMED PERIOD OF REPORT	_________
FILED AS OF DATE:	20100608
SROS:	NONE

FILER:

COMPANY DATA:
COMPANY CONFORMED NAME:	TIMOTHY PLAN
CENTRAL INDEX KEY:	_________________
STANDARD INDUSTRIAL CLASSIFICATION:	UNKNOWN SIC - 0000 [0000]
IRS NUMBER:	________
STATE OF INCORPORATION:	DE
FISCAL YEAR END:	09/30

FILING VALUES:
FORM TYPE:	14ADEF
SEC ACT:	1933 Act
SEC FILE NUMBER:	033-73248
FILM NUMBER:	________
BUSINESS ADDRESS:
STREET 1:	1055 MAITLAND CENTER COMMONS
CITY:	MAITLAND
STATE:	FLORIDA
ZIP:	32751
BUSINESS PHONE:	800-846-7526

FORMER COMPANY:
FORMER CONFORMED NAME:	NONE
DATE OF NAME CHANGE:	NOT APPLICABLE

SCHEDULE 14A  (RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT  SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES  EXCHANGE ACT OF 1934

Filed by the registrant                                                                                                 /X/
Filed by a party other than the registrant                                                                 /   /
Check the appropriate box:

/X/           Preliminary proxy statement
/  /           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/  /           Definitive proxy statement
/  /           Definitive additional materials
/  /           Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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(Name of Registrant as Specified in its Charter)
TIMOTHY PLAN
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.           Title of each class of securities to which transaction applies:
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2.           Aggregate number of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
........................................................................................
4.           Proposed maximum aggregate value of transaction:
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5.           Total fee paid:
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[  ]           Fee paid previously with preliminary materials.
[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.           Amount Previously Paid:
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7.           Form, Schedule or Registration Statement No.:
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8.           Filing Party:
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9.           Date Filed:
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of the
TIMOTHY PLAN DEFENSIVE STRATEGIES FUND

1055 Maitland Center Commons
Maitland, FL  32751
Toll Free 800-846-7526

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Defensive Strategies Fund (the “Special Meeting”) on Wednesday, July 7, 2010 at 10:00 a.m., Eastern Time.  The Special Meeting will be held at the offices of the Trust’s Administrator, Unified Fund Services, Inc., located at 2960 Meridian Street, Suite 300, Indianapolis, IN  46208.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company.  The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of eleven funds to the public.  The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees.  The Timothy Plan Defensive Strategies Fund (the “Fund”) offers Class A Shares, which are sold to the public with a front-end sales charge, and Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%.

The matters to be considered at the Special Meeting will be:

1.
Approval of a new investment sub-advisory agreement with Delaware Management Business Trust (“Delaware”) by the Fund's shareholders.  Delaware has been chosen by the Trust's Board of Trustees to manage the REIT investment portion of the Fund's securities portfolio.

2.	Certain amendments to the Principal Investment Strategies of the Fund to allow the Fund greater flexibility in attempting to achieve its investment objective.

3.	Such other business as may properly arise at the meeting.

You may vote at the Special Meeting if you are the record owner of shares of the  Fund as of the close of business on May 25, 2010.  If you attend the Special Meeting, you may vote your shares in person.  If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your vote on this proposal is very important.    If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts.  You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope.  You may also return your completed proxy card by faxing it to the Trust at 317-266-8756.  PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur D. Ally
Chairman

June 18, 2010

THE TIMOTHY PLAN
Special Meeting of the Shareholders of
the
Timothy Plan Defensive Strategies Fund

1055 Maitland Center Commons
Maitland, FL  32751
Toll Free 800-846-7526

_________________________________________________________________________________________________________________________________________

PROXY STATEMENT
Dated June 18, 2010

SPECIAL MEETING OF SHAREHOLDERS
To be Held on July 7, 2010

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Defensive Strategies Fund (the “Fund”), in order to seek shareholder approval of two proposals relating to the Fund.  The Special Meeting will be held at the offices of Unified Fund Services, Inc. (“Unified”), at 10:00 a.m., Eastern Time, on Wednesday, July 7, 2010.  Unified serves as Administrator to the Trust.  If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention.  This proxy was first mailed to eligible shareholders on or about June 18, 2010.

Items for Consideration

The matters to be considered at the Special Meeting will be:

1.
Approval of a new investment sub-advisory agreement with Delaware Management Business Trust (“Delaware”) by the Fund's shareholders.  Delaware has been chosen by the Trust's Board of Trustees to manage the REIT investment portion of the Fund's securities portfolio.

2.	Certain amendments to the Principal Investment Strategies of the Fund to allow the Fund greater flexibility in attempting to achieve its investment objective.
3.	Such other business as may properly arise at the meeting.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on May 25, 2010 (the “Record Date”), then you are eligible to vote at the Special Meeting.  As of the Record Date, the Fund had a total of 2,587,737.61 shares issued and outstanding.  Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided.  The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting.  Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named John Swhear and Matt Miller as proxies, and their names appear on your proxy card(s).  By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting.  If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy.  If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the two Proposals discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary, in writing, that you have revoked your proxy prior to the Special Meeting.  The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address:  1055 Maitland Center Commons, Maitland, FL  32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting.  The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders.  For this Special Meeting, 1,293,869.81 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you.  If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes.  Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposals.

Required Votes to Approve the Proposals

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, is required in order to approve each Proposal.  For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a)  the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b)  the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Broker non-votes will not count as votes cast and will have the effect of votes against the Proposals.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes.  If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting.  Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations.  TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-846-7526 with any questions you may have relating to this proxy statement.   Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated September 30, 2009, and its most recent unaudited semi-annual report, dated March 31, 2010.  Simply call the Trust to request a copy of the report of your choice, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.	APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH DELAWARE MANAGEMENT BUSINESS TRUST (“DELAWARE”) ON BEHALF OF THE TIMOTHY PLAN DEFENSIVE STRATEGIES FUND

Background

The Timothy Plan Defensive Strategies Fund (the “Fund”) invests the majority of its assets in Real Estate Investment Trusts ("REITs"), Commodities-based Exchange Traded Funds ("ETFs"), Treasury-Inflation Protection Securities ("TIPS") and cash and cash equivalents, with the objective of providing protection of principal through aggressive, proactive reactions to prevailing economic conditions, and with a secondary objective of current income.  The Fund currently offers Class A and Class C shares.  The Fund commenced investment operations on October 29, 2009.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL  32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders.  The investment advisory agreement with TPL has been in effect since the Fund’s inception in October, 2009.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser.  Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL.  Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL.  Mr. Ally also is President and 70% shareholder of CFI.  Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research.   In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust.  Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.60% of the average daily net assets of the Fund.

The Investment Management Structure

Most of the Timothy Plan funds operate under a “manager of managers” structure.  Under that structure, TPL serves as the investment adviser to each fund and is responsible for the overall management and supervision of each fund and its operations.  However, the day-to-day selection of securities for a fund and the provision of a continuing and cohesive fund investment strategy is handled by one or more sub-advisers.

One of TPL’s principal responsibilities as investment adviser is to select and recommend suitable firms to offer day-to-day investment management services to the funds as sub-advisers.  These sub-advisory firms are paid for their services to the particular fund by TPL out of the fees paid to TPL by the applicable fund.

Unlike other Timothy funds, since the Defensive Strategies Fund's inception, it has been primarily managed directly by TPL, with Mr. Arthur D. Ally serving as the Fund's Portfolio Manager. Although this arrangement has been working satisfactorily since the Fund's inception in November, 2009, after several months of operating the Fund, Mr. Ally became convinced that the Fund would be better served by engaging a sub-adviser to manage the REIT portion of the Fund's investment portfolio.  Mr. Ally became convinced that REIT management is a highly specialized function and that TPL did not have the level of specialized expertise to provide a level of service to the Fund commensurate with what Timothy Plan shareholders had come to expect from the Trust.

On or about March 1, 2010, TPL informed the Board that it wished to engage the services of a sub-adviser to manage the REIT section of the Fund's portfolio.  TPL then engaged the firm of UBS PRIME Consultant to assist it in a search to find a new sub-adviser for the Fund.  A thorough search and vetting process involving a number of candidates was undertaken, and after interviewing a number of potential replacements, TPL and UBS submitted Delaware Management Business Trust (“Delaware”) to the Board for its consideration.  Delaware, in turn, agreed to begin providing services to the Fund, subject to Board and Fund shareholder approval.

Delaware Management Business Trust (“Delaware”)

Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA, 19103, is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended.  As of March 31, 2010, Delaware managed approximately $133.3 billion in client assets.

Delaware Management Company, Inc. is the corporate parent company of Delaware.  In turn, DMC is a wholly owned subsidiary of the Macquarie Group, an international holding company with offices and holdings throughout the world.

Delaware utilizes a team of investment professionals to manage their REIT portfolio clients' assets.  The portfolio team members include:

Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager- Bob Zenouzi rejoined Delaware in May 2006. He  left the firm in 1999 after seven years as an analyst and portfolio manager.  Currently, he leads the firm’s REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm.  He also serves as lead portfolio manager for the firm’s Dividend Income products, which he helped create in the 1990s.  Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio.  He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College.  He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager- Mr. Andres, who joined Delaware in 1994, currently serves as a portfolio manager for REIT investments and convertibles.  From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates.  Mr. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Scott P. Hastings, CPA, CFA, Equity Analyst- Scott P. Hastings is an analyst for the REIT group, specifically covering four sectors within the REIT universe: industrial, office, mixed office/industrial, and diversified sectors.  Prior to joining Delaware in 2004, he was a senior auditor with Deloitte & Touche. Hastings earned a bachelor’s degree from Providence College and an MBA from Vanderbilt University.  Mr. Hastings is a member of the American Institute of Certified Public Accountants and the CFA Society of Philadelphia.

Hardy Zhu, Equity Analyst-  Mr. Zhu is responsible for covering real estate companies in Hong Kong, China, and other Southeast Asian countries for the firm’s REIT team.  Prior to joining Delaware in September 2007, he spent more than four years at PFPC, first as a staff accountant, then as a senior accountant with the alternative investment services group, where his responsibilities included accounting for various investment funds. From 1995 to 1998, Mr. Zhu worked for China National Nonferrous Metals Import & Export (Liaoning), one of China’s largest state-owned international trading companies, where he helped manage trading operations and performed market research on the nonferrous metals sector.  Mr. Zhu earned a bachelor’s degree in industrial foreign trade from Shenyang Polytechnic University, Shenyang, China, a master’s degree in accounting from Virginia Tech, and an MBA with a concentration in finance from The Fuqua School of Business at Duke University.

Additional Information about Delaware

The information presented below (current as of April 30, 2010) is designed to provide additional information about Delaware, the portfolio managers of Delaware responsible for the Fund's REIT investments, and the means by which such persons are compensated for their services.  Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis.  The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed by Team Members						Types, Asset Amounts and No. of Accounts Managed by Team Members Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Bob Zenouzi	12	$705.4	0	$0	5	$103.9	0	$0	0	$0	0	$0
Damon Andres	12	$705.4	0	$0	6	$104	0	$0	0	$0	0	$0

Delaware combines three elements to each member’s total compensation: base salary, cash bonus and restricted company stock. Base salary is reviewed on an annual basis and can be adjusted based on the employee’s performance. For Salary and Restricted Stock grants, Delaware utilizes a performance measurement process that incorporates both qualitative and quantitative measures.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis.  Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Board Considerations

On May 21, 2010, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, a new sub-investment adviser for the Fund, and after full deliberation, selected Delaware to serve in that capacity.

During its deliberations, the Board reviewed the qualifications of Delaware and heard a presentation by representatives of UBS PRIME Consultant and TPL relating to Delaware.  Mr. Ally next reported that he and Mr. Wes Pennington had traveled to Delaware's offices in Phildelphia, PA to conduct due diligence on the firm, to hear a formal presentation from the firm with respect to managing the Fund, and to assure themselves that no material negative matters had transpired.  Mr. Ally and Mr. Pennington each expressed confidence and praise for the firm and in the firm’s ability to serve the Fund.

The Board then received written information relating to the experience, strengths, other clients and past investment performance of Delaware and noted with approval the firm’s consistently above-average investment performance, its size and level of expertise, and quality of clientele.  The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Delaware, and that no compensation was to be paid to Delaware other than advisory fees under the agreement.  The Board also reviewed the financial condition of Delaware and questioned both TPL and UBS at length to assure themselves that Delaware was financially capable of undertaking the responsibilities of serving the Fund.

The Board then heard a presentation from Mr. William Conrad, a principal of Delaware, relating to the firm and its ability to serve the Fund.

The Board then turned its attention to the terms of the proposed sub-advisory agreement.  Under the terms of the proposed sub-advisory agreement with Delaware, Delaware would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund invests relating to the Fund's REIT allocation.  Delaware would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by Delaware.  Delaware would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing.  The proposed sub-advisory agreement would have an initial term of two years, and could be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust’s independent Trustees.  The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice.  The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval.  A copy of the proposed sub-advisory agreement with Delaware is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

The Board then discussed the proposed fees payable to Delaware for its services to the Fund.  Since those fees would be paid to Delaware by TPL out of the fees it received from the Fund, the Board sought TPL’s opinion concerning the reasonableness of the proposed fee structure.  TPL reported to the Board that Delaware was at least as competitive as the other candidates it had interviewed with respect to its proposed fees.  TPL further reported that because Delaware’s proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve Delaware as sub-adviser to the Fund and to seek shareholder approval of their choice.

Fees and Expenses

If Delaware becomes the new sub-adviser to the Fund,  TPL will pay Delaware a fee at an annual rate equal to 0.42% of the Fund’s average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

The fees described above shall be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust’s procedures for calculating Fund net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information.

The fees paid to Delaware on behalf of the Fund under the sub-advisory agreement will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with the Fund, so overall fees to the Fund’s shareholders will not change.

Financial Effect on the Fund

If Delaware becomes the new Sub-Adviser to the Fund, the fees paid by shareholders of the Fund will remain exactly the same.  Fund shareholders currently pay total investment advisory fees of 0.60% per annum of the average daily assets of the Fund to TPL.  If Delaware becomes the new Sub-Adviser to the Fund, TPL will pay to Delaware, from the fee it receives from the Fund, the fees described in the paragraph above.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” Proposal # 1.

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PROPOSAL # 2.	APPROVAL OF AMENDED PRINCIPAL INVESTMENT STRATEGIES FOR THE TIMOTHY PLAN DEFENSIVE STRATEGIES FUND

Background

The Timothy Plan Defensive Strategies Fund (the “Fund”) currently invests the majority of its assets in Real Estate Investment Trusts ("REITs"), Commodities-based Exchange Traded Funds ("ETFs"), Treasury-Inflation Protection Securities ("TIPS") and cash and cash equivalents, with the objective of providing protection of principal through aggressive, proactive reactions to prevailing economic conditions, and with a secondary objective of current income.  The Fund offers Class A and Class C shares.  The Fund commenced investment operations on October 29, 2009.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL  32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders.  The investment advisory agreement with TPL has been in effect since the Fund’s inception in October, 2009.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser.  Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL.  Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL.  Mr. Ally also is President and 70% shareholder of CFI.  Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research.   In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust.  Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.60% of the average daily net assets of the Fund.

Since the Fund's inception, it has been managed by TPL, with Mr. Arthur D. Ally serving as Portfolio Manager.  As the Fund has gained an investment and performance history, it has become apparent to Mr. Ally that certain investment strategies of the Fund, as originally written, were excessively restrictive and were detrimental to the Fund achieving its stated investment objective.  In particular, the two investment strategies calling for the Fund to invest in Commodities-based Exchange Traded Funds ("ETFs"), Treasury-Inflation Protection Securities ("TIPS") were particularly problematic.  After much deliberation, TPL approached the Board and requested that those two strategies be amended to allow greater investment flexibility.  The Board, after full deliberation, agreed and approved the amendments, subject to shareholder approval.

Proposed Changes to Investment Strategies

The table below shows the Fund's currently written principal investment strategies and the proposed strategy that would replace it.

Current Investment Strategy	Proposed Investment Strategy

Real Estate Investment Trusts (REITs), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation
No Change in Strategy

Commodities-based Exchange Traded Funds (ETFs) which trade like stocks and limit the risk to no more than the initial investment, yet provide the opportunity to invest in inflation sensitive physical commodities and/or commodities futures markets

Commodities-based securities, including but not limited to, exchange traded funds (ETFs), other pooled investment fund securities, and commodities-related stocks, for the purpose of providing the opportunity to invest in inflation sensitive physical commodities and/or commodities futures markets

Treasury-Inflation Protection Securities (TIPS) which coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the consumer price index (CPI)

Various Fixed Income securities and Treasury-Inflation Protection Securities (TIPS).  TIPS have coupon payments and underlying principal that are automatically increased to compensate for inflation as measured by the consumer price index (CPI).

Cash and cash equivalents.	No change in strategy

Board Considerations

On May 21, 2010, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, TPL's request to amend the Principal Investment Strategies of the Fund as described above.

Mr. Ally discussed the issues that had arisen with the Fund under its current format.  Specifically, he informed the Board that identifying a sufficient number of ETFs to invest in in the ETF portion of the strategy was becoming difficult due to the lack of available product and certain restrictions on ETF holdings imposed under the 1940 Act. Mr. Ally concluded that, as currently written, the Fund's investment parameters in this area were too restrictive and would only further impede the Fund as it grew.

With respect to the TIPS portion of the Fund's investment portfolio, Mr. Ally voiced similar concerns.  Although there were sufficient amounts of TIPS for the Fund to purchase, Mr. Ally had come to the conclusion that restricting the Fund solely to TIPS was disadvantageous to the Fund's overall investment strategy of protecting shareholders from both inflationary and deflationary environments.  TIPS securities are designed to provide protection from inflationary markets only. The Fund did not currently allow investments in fixed income securities to address deflationary scenarios.

After hearing Mr. Ally's presentation, the Board discussed the matter at length, amongst themselves and with legal counsel and the consultants at UBS PRIME Consultants.  After full discussion, the Board unanimously voted to approve the changes and submit them to the shareholders for ratification.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” Proposal # 2.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL  32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares.  TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

TPL is not directly compensated by the Trust for its distribution services.  However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund pursuant to 12b-1 Plans of Distribution.  With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion.  A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law.  With respect to both Class A and Class C shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 2960 Meridian Street, Suite 300, Indianapolis, IN 46208, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated March 31, 2010, and the Trust’s audited annual financial report, dated September 30, 2009.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES
OF THE FUND, BY CLASS AND TOTAL
As of May 25, 2010

Class A	Class C	Total
2,175,127.214	412,610.402	2,587,737.610

HOLDERS OF MORE THAN
5% OF THE FUND'S SHARES
As of May 25, 2010

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class	% of Total Fund Shares
US Bank FBO Client Accounts PO Box 1787 Milwaukee, WI 53201-1787	A	428,248.566	19.69%	16.55%
US Bank FBO Client Accounts PO Box 1787 Milwaukee, WI 53201-1787	A	677,355.980	31.14%	26.17%
US Bank FBO Client Accounts PO Box 1787 Milwaukee, WI 53201-1787	A	172,989.373	7.95%	6.68%
US Bank FBO Client Accounts PO Box 1787 Milwaukee, WI 53201-1787	A	599,392.623	27.56%	23.16%

Timothy Plan Officer/Director Ownership of Fund Shares
As of May 25, 2010
Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
Arthur D. Ally, Interested Trustee, President, Treasurer
Small Cap Value-    $1 to $10,000
Large/Mid Cap Value-   $1 to $10,000
Fixed Income-  $1 to $10,000
Conservative Growth-  $1 to $10,000
Strategic Growth-  $1 to $10,000
Aggressive Growth-  $1 to $10,000
Large/Mid Cap Growth-  $1 to $10,000
$1 to $10,000
Joseph E. Boatwright, Interested Trustee, Secretary
Small Cap Value-   $50,001 to $100,000
Large/Mid Cap Value-  $50,001 to $100,000
Strategic Growth-  Over $100,000
Conservative Growth-  $50,001 to $100,000
Fixed Income-  $50,001 to $100,000
Money Market Fund-  $1 to $10,000
Over $100,000
Mathew D. Staver, Interested Trustee	Small Cap Value- $50,001 to $100,000 Strategic Growth- $1 to $10,000	$50,001 to $100,000
Charles E. Nelson, Independent Trustee	None	None
Wesley W. Pennington, Independent Trustee	Small Cap Value- $10,001 to $50,000 Large/Mid Cap Value- $10,001 to $50,000	$10,001 to $50,000
Scott Preissler, Independent Trustee	None	None
Alan M. Ross, Independent Trustee	None	None
Deborah Honeycutt Independent Trustee	None	None
Richard W. Copeland, Independent Trustee	None	None
William W. Johnson, Independent Trustee	**Conservative Growth- $10,001 to $50,000 **Fixed Income- $10,001 to $50,000 **Trustee on account	$10,001 to $50,000
John C. Mulder, Independent Trustee	None	None
David J. Tolliver, Independent Trustee	Small Cap Value- $10,001 to $50,000	$10,001 to $50,000

EXHIBIT B
 Sub-Advisory Agreement
The Timothy Plan

THIS AGREEMENT is made and entered into as of the 1st day of _____, 2010, by and between The Timothy Plan, a Delaware business trust (the “Trust”), Timothy Partners, Ltd., a Florida Limited Partnership (the “Adviser”), and Delaware Management Business Trust (the “Investment Manager”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”) and authorized to issue an indefinite number of series of shares representing interests in separate investment portfolios (each referred to as a "Fund"); and

WHEREAS,  the Trust presently issues shares of the following series (each a "Fund" and together the "Funds"):

The Timothy Plan Aggressive Growth Fund
The Timothy Plan Small Cap Value Fund
The Timothy Plan Large/Mid Cap Value Fund
The Timothy Plan Large/Mid Cap Growth Fund
The Timothy Plan Fixed Income Fund
The Timothy Plan High Yield Fund
The Timothy Plan Money Market Fund
The Timothy Plan Strategic Growth Portfolio
The Timothy Plan Conservative Growth Portfolio
The Timothy Plan Defensive Strategies Fund
The Timothy Plan International Fund
The Timothy Plan Conservative Growth Portfolio Variable Series
The Timothy Plan Strategic Growth Portfolio Variable Series; and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management;  and

WHEREAS, Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management;  and

WHEREAS, the Trust has engaged Adviser to provide investment management services to the Funds;  and

WHEREAS, the Adviser desires to retain Investment Manager to render certain investment management services to the Timothy Plan Defensive Strategies Fund (the “Portfolio”), and Investment Manager is willing to render such services;  and

WHEREAS, the Trust, on behalf of the Portfolio, consents to the engagement of Investment Manager by Adviser.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.           Obligations of Investment Manager

(a)	Services. Investment Manager agrees to perform the following services (the “Services”) for the Portfolio:

       (1)   manage the day-to-day investment and reinvestment of the Portfolio’s assets;

(2)	continuously review, supervise, and administer the investment program of the Portfolio;

(3)
determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) by and for the Portfolio having due regard for any restrictions on such investments as set forth from time to time by the Adviser;

(4)	provide the Adviser with records concerning Investment Manager’s activities which the Trust is required to maintain; and

(5)	render regular reports to the Trust’s and/or Adviser’s officers and directors concerning Investment Manager’s discharge of the foregoing responsibilities.

Investment Manager shall discharge the foregoing responsibilities subject to the overall control of the officers, directors, and trustees of the Adviser, in compliance with such policies as the Board of Trustees of the Trust may from time to time establish,  in compliance with the objectives, policies, and limitations of the Portfolio as set forth in the Trust’s prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations.  The Adviser will provide Investment Manager with a copy of each registration statement relating to the Portfolio promptly after it has been filed with the Securities and Exchange Commission. All Services to be furnished by Investment Manager under this Agreement may be furnished through the medium of any directors, officers or employees of Investment Manager or through such other parties as Investment Manager may determine from time to time.

Investment Manager agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel in sufficient amounts and manner to perform the Services on the terms and for the compensation provided herein.  Investment Manager may authorize and permit any of its officers, directors and employees to be elected as trustees or officers of the Trust and to serve in the capacities in which they are elected.

Unless expressly assumed under this Agreement by Investment Manager, the Trust and/or Adviser shall pay all costs and expenses normally incurred  by the Portfolio in connection with the Trust’s operation and organization.  To the extent Investment Manager incurs any cost by assuming expenses which are an obligation of the Adviser or Trust, the Adviser or Trust shall promptly reimburse Investment Manager for such costs and expenses.

(b)
Books and Records.   All books and records prepared and maintained by Investment Manager for the benefit of the Trust under this Agreement shall be the property of the Trust and, upon request therefor, Investment Manager shall surrender to the Trust copies of such of the books and records so requested.  The Trust acknowledges that Investment Manager is required to maintain books and records of its activities under the Investment Advisers Act of 1940, as amended, and agrees to allow Investment Manager to retain copies of such records of the Trust as required under federal law.  Investment Manager agrees not to use any records of the Trust for any purpose other than for the provision of the Services to the Trust.  However, Investment Manager may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of Adviser, the Portfolio or the Trust.  Investment Manager may disclose that Adviser, the Portfolio and the Trust are its clients.

2.
Portfolio Transactions. Investment Manager is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Portfolio and is directed to use commercially reasonable efforts to obtain the best net results as described in the Trust’s currently effective prospectus and statement of additional information. When Investment Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Investment Manager, Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best net results of lower brokerage commissions and efficient execution.  In  such event, allocation of the securities so purchased or sold, as well as the expenses incurred  in the transaction, shall be made by Investment Manager in the manner Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients. Further, the Trust has adopted procedures pursuant to Rules 17(a) and 17(e) under the Investment Company Act of 1940 relating to transactions among a Portfolio and affiliated person thereof (Rule 17(a)), and transactions between a Portfolio and an affiliated broker or dealer (Rule 17(e)).  Investment Manager shall at all times conduct its activities in compliance with such procedures.  Investment Manager shall  prepare a report at the end of each fiscal quarter reporting on Investment Manager’s compliance with such procedures and setting forth in reasonable detail any transactions which were in violation of such procedures.   Investment Manager will promptly communicate to the officers and the directors of the Adviser and Trust such other information relating to Portfolio transactions as they may reasonably request.

3.
Compensation of Investment Manager.
For its services rendered to the Portfolio, Adviser will pay to Investment Manager a fee at an annual rate equal to 0.42% of the Portfolio’s average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

The fees described above shall be computed daily based upon the net asset value of the Portfolio as determined by a valuation made in accordance with the Trust’s procedures for calculating Portfolio net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information.  During any period when the determination of the Portfolio’s net asset value is suspended by the trustees of the Trust, the net asset value of a share of the Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

The fees described above are annual fees, payable 1/12th monthly.  Fees for Services rendered during any month will be paid within five (5) business days after the end of the month in which such Services were rendered.  In the event that this Agreement is terminated prior to the end of a month in which Investment Manager is providing Services, Adviser shall pay to Investment Manager fees accumulated during that month to the date of termination within five (5) business days after the end of the month in which such Services were rendered.  Investment Manager shall have no right to obtain compensation directly from the Portfolio or the Trust for Services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

4.	Status of Investment Manager. The services of Investment Manager to the Trust are not to be deemed exclusive, and Investment Manager shall be free to render similar services to others.

The Trust and Adviser agree that Investment Manager may give advice or exercise investment responsibility and take other action with respect to accounts of other clients which may differ from advice given or the timing or nature of action taken with respect to the Portfolio; provided that Investment Manager acts in good faith, and provided further that it is Investment Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other client accounts, taking into account the investment objectives and policies of the Portfolio and any specific instructions applicable thereto.

In order to assist Investment Manager in performing the Services to the Portfolio, the Trust and/or Adviser may from time to time provide Investment Manager with information, documents, research or writings designated as proprietary by the Trust or the Adviser.  Investment Manager agrees that, upon being informed that such information, documents, research or writings provided to it are deemed proprietary by the Trust and/or the Adviser, Investment Manager shall use such proprietary documents only to assist it in performing the Services to the Portfolio, and further agrees not to use, distribute, or publish, for its own benefit or for the benefit of others, information, documents, research or writings designated as proprietary by the Trust or the Adviser.

In rendering its Services to the Portfolio, Investment Manager shall be deemed to be an independent contractor.  Unless expressly authorized or requested by the Trust, Investment Manager shall have no authority to act for or represent the Trust in any way other than as an independent contractor providing the Services described in this Agreement.  The parties to this Agreement acknowledge and agree that the Trust may, from time to time, authorize Investment Manager to act for or represent the Trust under limited circumstances.  In such circumstances, Investment Manager may be deemed to be an agent of the Trust.  Except for those circumstances in which the Trust has specifically authorized Investment Manager to act for or represent the Trust, Investment Manager shall in no way be deemed an agent of the Trust.

Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business.

It is understood that the name "Delaware Management Corp." and any derivatives associated with that name are the valuable property of the Investment Manager.  Delaware understands and agrees that the Trust may use such name(s) in the Portfolio's Prospectus, Statement of Additional Information and other documents comprising the Registration Statement in order to satisfy the Trust’s disclosure requirements under federal law.  The Trust and Adviser each understands and agrees that in sales literature and reports prepared for dissemination to shareholders of and prospective investors in the Portfolio, the Adviser and/or the Trust shall not make public any material containing such name(s) without first obtaining the written consent of the Investment Manager, which consent shall not unreasonably be withheld. Upon the termination of this Agreement, the Trust and/or Adviser shall forthwith cease to use such name(s).

5.
Permissible Interests.   Trustees, agents, and stockholders of the Trust are or may be interested in Investment Manager (or any successor thereof) as directors, partners, officers, stockholders or otherwise, and directors, partners, officers, agents, and stockholders of Investment Manager are or may be interested in the Trust as trustees, stockholders or otherwise;  and Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.
Liability of Investment Manager. Investment Manager assumes no responsibility under this Agreement other than to render the Services called for hereunder in good faith.  Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

Adviser and the Trust agree to indemnify and defend Investment Manager, its officers, directors, and employees for any loss or expense (including reasonable attorney’s fees) arising out of or in connection with any action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio (other than any material misstatement or omission made in reliance upon and in conformity with written information furnished by Investment Manager to Adviser or the Portfolio).

7.
Representations of the Adviser and Investment Manager.
Adviser represents that (a) a copy of the Trust’s Master Trust Agreement, together with all amendments thereto, is on file in the office of the Secretary of the State of Delaware; (b) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Investment Manager; (c)  Adviser has acted and will continue to act in conformity with the Act and other applicable laws; (d)  the appointment of Investment Manager has been duly authorized; and (d)  Adviser is authorized to enter into this Agreement.

Investment Manager represents that (a) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Investment Manager; (b)  Investment Manager has acted and will continue to act in conformity with the Act and other applicable laws; and (c)  Investment Manager is authorized to enter into this Agreement and to perform the Services described herein.

8.
Term.   This Agreement shall remain in effect until February 28, 2012, and from year to year thereafter provided that such continuance is approved at least annually by (1) the vote of a majority of the Board of Trustees of the Trust or (2) a vote of a “majority” (as that term is defined in the Investment Company Act of 1940) of the Portfolio’s outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that;

(a)	the Trust or Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Investment Manager;
(b)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and
(c)	Investment Manager may terminate this Agreement without payment of penalty on 60 days written notice to the Trust; and
(d)	the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

9.
Notices.  Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                                                       If to the Adviser:                                                                If to the Investment Manager:

The Timothy Plan                                                      Timothy Partners, Ltd.                                                    Delaware Management Business Trust
1055 Maitland Center Commons                            1055 Maitland Center Commons                                  2005 Market Street
Maitland, FL  32751                                                  Maitland, FL  32751                                                      Philadelphia, PA  19103

10.
Amendments; Entire Agreement.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.  This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes any prior agreement or understanding, whether written or oral.

11.
Code of Ethics.
Pursuant to Rule 17j-1 under the Act, Investment Manager warrants, covenants and agrees that it shall have submitted its Code of Ethics to the Board of Trustees of the Trust and obtained Board approval of such Code of Ethics prior to rendering any Services to the Portfolio.  Investment Manager shall submit any material changes to such Code of Ethics to the Board of Trustees for its approval within six months of making such material change.  Investment Manager further warrants, covenants and agrees to comply with all applicable reporting requirements mandated by Rule 17j-1 with respect to Codes of Ethics.  A copy of Investment Manager’s current Code of Ethics is attached to this Agreement as Appendix 1 and incorporated herein for all purposes.

12.
Proxy Voting.
Except as specifically instructed by the Board of Trustees of the Trust or by the Adviser, Investment Manager shall exercise or procure the exercise of any voting rights attaching to investments of the Portfolio on behalf of the Portfolio.

13.	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to any laws of conflict of such jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

The Timothy Plan                         Timothy Partners, Ltd.                                                Delaware Management Business Trust

________________                       ______________________                                        ____________________________
Arthur D. Ally                                   Covenant Funds, Inc.                                                      By:  ________________________
President                                           Managing General                                                          Its:  ________________________
Partner, Arthur D.
Ally, President

APPENDIX 1

Code of Ethics of Delaware Management Corp.

BALLOT

TIMOTHY PLAN DEFENSIVE STRATEGIES FUND SHAREHOLDERS ONLY!

Proposal # 1.	Approve the Sub-investment Advisory Agreement with Delaware Management Business Trust for its services to the Fund.

For                                           Against                                                      Abstain

/    /                                           /    /                                           /    /

Proposal # 2.                                Approve changes to the Principal Investment Strategies of the Fund.

For                                           Against                                                      Abstain

/    /                                           /    /                                           /    /

Signature(s)
All registered owners of account shown to the left must sign.  If signing for a corporation, estate or trust, please indicate your capacity or title.

X
- ---------------------------------------------------------------------------------------------------------------------
Signature                                                                                                           Date

X
- ---------------------------------------------------------------------------------------------------------------------
Signature                                                                                                           Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain.  Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint John Swhear and Matt Miller, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held July 7, 2010, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy.  If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.  The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" each Proposal.